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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                            Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 1, 2002


                           EXXON MOBIL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         New Jersey                      1-2256                 13-5409005
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


       5959 Las Colinas Boulevard
             Irving, Texas                                  75039-2298
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code: (972) 444-1000


        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

        =============================================================

     ITEM 9.  Regulation FD Disclosure

     On August 1, 2002, in accordance with Order No. 4-460 and pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the principal executive officer and the principal financial officer of Exxon Mobil Corporation. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EXXON MOBIL CORPORATION


Date:  August 1, 2002               By:  /s/ Donald D. Humphreys
                                         -----------------------------
                                         Name:  Donald D. Humphreys
                                         Title: Vice President, Controller and
                                                Principal Accounting Officer


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                              INDEX TO EXHIBITS


Exhibit No.                            Description
-----------                            -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


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                                                                 Exhibit 99.1
                                                                 ------------

          Statement Under Oath of Principal Executive Officer and
       Principal Financial Officer Regarding Facts and Circumstances
                     Relating to Exchange Act Filings

I, Lee R. Raymond, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Exxon Mobil Corporation, and, except as corrected or supplemented in a subsequent covered report:

          * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Exxon Mobil Corporation's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          * Annual Report on Form 10-K for the fiscal year ended
            December 31, 2001 of Exxon Mobil Corporation;

          * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Exxon Mobil Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          * any amendments to any of the foregoing.

/s/ Lee R. Raymond
---------------------------
Lee R. Raymond                                  Subscribed and sworn to
Principal Executive Officer                     before me this 31st day of
July 31, 2002                                   July 2002.

                                                /s/ Cynthia L. Birdsall

                                                -------------------------
                                                Notary Public

                                                My Commission Expires:

                                                6-15-05     [notary seal]
                                                -------------------------


                                                                 Exhibit 99.2
                                                                 ------------

          Statement Under Oath of Principal Executive Officer and
       Principal Financial Officer Regarding Facts and Circumstances
                     Relating to Exchange Act Filings

I, Frank A. Risch, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of Exxon Mobil Corporation, and, except as corrected or supplemented in a subsequent covered report:

         * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with Exxon Mobil Corporation's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         * Annual Report on Form 10-K for the fiscal year ended
           December 31, 2001 of Exxon Mobil Corporation;

         * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Exxon Mobil Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         * any amendments to any of the foregoing.

/s/  Frank A. Risch
--------------------------
Frank A. Risch                            Subscribed and sworn to
Principal Financial Officer               before me this 31 day of
July 31, 2002                             July 2002.

                                          /s/  Kimberly M. Young
                                          ------------------------
                                          Notary Public

                                          My Commission Expires:

                                          5-5-04     [notary seal]
                                          ------------------------

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